UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2020

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 E. Dry Creek Road, Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 27, 2020, certain subsidiaries of Arrow Electronics, Inc. (the “Company”) established a multi-jurisdictional asset-backed securitization (the “Securitization”) pursuant to (i) an English law governed receivables sale agreement (the “English Sale Agreement”) between Arrow Electronics (UK) Limited, an indirect wholly owned subsidiary of the Company (the “English Originator”), as the seller, and Arrow EMEA Funding Corp B.V., a bankruptcy remote special purpose vehicle established in connection with the Securitization, (the “SPV”), as the buyer; (ii) a German law governed receivables sale agreement (together with the English Sale Agreement, the “Sale Agreements”) between Arrow Central Europe GmbH, an indirect wholly owned subsidiary of the Company (the “German Originator” and together with the English Originator, the “Originators”), as the seller, and the SPV, as the buyer; and (iii) certain other related agreements. The Securitization, which provides additional available liquidity of up to €400 million to the Company, has been established for an initial three-year period, which may be extended upon the agreement of the parties.

Under the Sale Agreements, each Originator has sold, and will on an ongoing basis continue to sell, trade receivables (the “Receivables”) to the SPV in exchange for cash. The Company, the Originators and the SPV provide customary representations, warranty and covenants under the Sale Agreements.

The foregoing description of the Securitization and the Sale Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Sale Agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

ITEM 2.03.        CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth in Item 1.01 above is incorporated herein by reference in its entirety.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit no.	Description

10.1	English law governed receivables sale agreement dated as of January 27, 2020 between Arrow Electronics (UK) Limited, as the seller, and Arrow EMEA Funding Corp B.V., as the buyer.

10.2	German Receivables Sale Agreement dated as of January 27, 2020 between Arrow Central Europe GmbH, as the seller, and Arrow EMEA Funding Corp B.V., as the buyer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: January 30, 2020	By:	/s/ Lily Hughes

	Name:	Lily Hughes
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary